UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2021

UNIQUE LOGISTICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-153035	01–0721929
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

154-09 146th Ave,
Jamaica, NY 11434
(Address of principal executive offices)

(718) 978-2000
(Registrant’s telephone number, including area code)

INNOCAP, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 11, 2021, Unique Logistics International, Inc. (the “Company”), amended and restated its articles of incorporation (the “Amended and Restated Articles of Incorporation”) with the office of the Secretary of State of Nevada to, among other things, (i) change the Company’s name to Unique Logistics International, Inc. (the “Name Change”); and (ii) increase the number of shares of common stock the Company is authorized to issue from 500,000,000 shares to 800,000,000 shares (the “Increase in Authorized Shares” and, together with the Name Change, the “Actions”).

The above description of the Amended and Restated Articles of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Articles of Incorporation, a copy of which is filed herewith as Exhibit 3.1.

As previously disclosed in a Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on December 8, 2020, the adoption of the Amended and Restated Articles of Incorporation was approved by our stockholders on November 20, 2020. On that date, the Company received written consent in lieu of a meeting of stockholders (the “Written Consent”) from holders of shares of voting securities representing approximately 54.88% of the total issued and outstanding shares of voting securities of the Company authorizing the Board of Directors of the Company to adopt the Amended and Restated Articles of Incorporation.

On January 13, 2021, the Company received notice from Financial Industry Regulatory Authority (“FINRA”) that the Name Change had been approved and would take effect at the opening of trading on January 14, 2021. In connection with the Name Change, the Company changed its ticker symbol from “INNO” to “UNQL”.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE LOGISTICS INTERNATIONAL, INC.

Dated: January 14, 2021	By:	/s/ Sunandan Ray
Sunandan Ray Chief Executive Officer